Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

I, H. JOHN MYE III, the principal financial officer of Ecology and Environment, Inc. (the "Company") hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that the Form 10-Q of the Company for the second quarter ended January 29, 2011 accompanying this certification (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Company.  This Certification is made to comply with the provisions of Section 906 of the Sarbanes-Oxley Act and is not intended to be used for any other purpose.

ECOLOGY AND ENVIRONMENT, INC.
Date:	March 15, 2011	/s/ H. John Mye III
H. John Mye III Vice President, Treasurer and Chief Financial Officer (Principal Financial Officer)